GHC-SUP-1

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated April 30, 2018

Important Notice Regarding Change in Fund Name for Invesco Global Health Care Fund

The purpose of this supplement is to provide you notice of an anticipated change to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, Y, Investor and R6 shares of Invesco Global Health Care Fund.

The Board of Trustees of AIM Investment Funds (Invesco Investment Funds) has approved the name change of Invesco Global Health Care Fund to Invesco Health Care Fund effective on or about April 30, 2018.

GHC-SUP-1